SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 4, 2000


                            THE TESSERACT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Minnesota                      1-11111                  41-1581297
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(State or Other Jurisdiction)    (Commission File Number)       (IRS Employer
      of Incorporation                                       Identification No.)


        4515 E. Muirwood Drive
           Phoenix, Arizona                                         85048
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code (480) 940-6300


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Monthly Operating Reports for October 2000 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and its wholly-owned subsidiary Sunrise Educational Services, Inc. are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. EXHIBITS

     99.1  Monthly Operating Report of the Company for October, 2000.

     99.2  Monthly Operating Report of Sunrise for October, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE TESSERACT GROUP, INC.

Date: December 18, 2000
                                        /s/ Lucian Spataro
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                                        Lucian Spataro
                                        Chief Executive Officer